UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 12, 2016 (August 10, 2016)

Date of Report (Date of earliest event reported)

MCORPCX, INC.

(Exact name of registrant as specified in its charter)

California	000-54918	26-0030631
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 Spear Street, Suite 1100, San Francisco, California	94105
(Address of principal executive offices)	(Zip Code)

415-526-2655

Registrant’s telephone number, including area code

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

__________

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 10, 2016 Mr. Daniel Carlson resigned from his position as a member of the board of directors (the “Board”) of McorpCX, Inc. (the “Company”), effective immediately. Mr. Carlson has served on the Board since November 2015 and served on the Company’s audit committee. Mr. Carlson’s decision to resign from the Board was for personal reasons and was not related to any disagreement with the Company's management on any matter related to the Company's operations, policies or practices.

A copy of the Company’s press release announcing Mr. Carlson’s resignation is attached hereto as Exhibit 99.1.

ITEM 9.01	Exhibits

99.1	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

McorpCX, INC.

Date:	August 12, 2016	By:	/s/ MICHAEL HINSHAW
		Name:	Michael Hinshaw
		Title:	President

EXHIBIT INDEX

Exhibit No.	Exhibit
99.1	Press Release